Exhibit 99.1

 Investor PresentationMay 2024

 altafiber Overview

Cincinnati Bell – Business Overview

Cincinnati Bell provides a reliable future-proof fiber network gigabit connectivity that is essential to our customers in Greater Cincinnati (altafiber) and in the state of Hawaii (Hawaiian Telcom)

Initiatives and Priorities

- Complete the fiber build in traditional ILEC territories and execute on network transformation with appropriate cost removal
- Thoughtfully expand our fiber footprint out of territory, prioritizing subsidy builds followed by accretive expansion into adjacent markets
- Centralize and simplify sales, operations, and shared services with a focus on a customer first culture and superior brand equity
- Grow consumer revenue through consistent fiber Internet sub growth, product profit maximization, and simplified consumer interactions
- Stabilize and grow business revenue through new retail business product offerings, and the stabilization of wholesale business decline

2023 Summary

- Completed re-organization of management team - followed by geographic integration
- Beat adjusted EBITDA target - Capital exceeded plan due to accelerating future build combined with investments further "future-proof" our internet offering
- Achieved consumer sales KPIs - with significant improvements in historic Hawaiian areas and New Markets
- Exceeded FTTP build plan following newly executed gating assessment process; initiated network transformation efforts in earnest with the removal of two 5E switches
- Completed the re-integration of certain components of the CBTS business - signed agreement to sell CBTS in February 2024

Brand Promise

Elevate Understanding of our Customers

Commitment to enhancing our flexibility and simplicity to meet our customers' needs, when and how they want to connect

Elevate our Products and Customer Experience

Raising the standard with a commitment to provide better products, flexible plans and dependable customer experiences

Elevate our Commitment to Community, Sustainability

Future-proof connectivity and corporate leadership in environmental sustainability, diversity, equity, inclusion, and social impact causes

Source: Company filings

altafiber 3

 Cincinnati Overview  Cincinnati Overview (altafiber)  Fiber Homes Passed (000’s)  Operates as the ILEC for Greater Cincinnati, a geography that covers a radius of approximately 25 miles around Cincinnati and includes parts of northern Kentucky and southeastern Indiana  altafiber is the incumbent internet, data transport, video, and voice provider in Greater Cincinnati and has been for 150 years  altafiber serves over 338k FTTP subscribers, bolstering penetration of 48% and market coverage of 87%  % Penetration  FTTP Subs  (000s)  4  49%  51%  49%  48%  244   264   300   338   Note: Temporary decline in penetration as fiber build out re-accelerated; new doors need time to mature to look like other doors. FTTP homes passed and FTTP subs excludes New Markets  Completed Single Family Unit (“SFU”) FTTP construction during 2023   FTTP Internet Revenue $ 155 $178 $209 $ 245 500 512 617 712 2020A 2021A 2022A 2023A FTTP Homes Passed Note: Temporary decline in penetration as fiber build out re-accelerated; new doors need time to mature to look like other doors. FTTP homes passed and FTTP subs excludes New Markets

 Hawaii Overview  Hawaii Overview (Hawaiian Telcom)  Fiber Homes Passed (000’s)  Cincinnati Bell’s acquisition of Hawaiian Telcom added operational scale to its business by adding access to Honolulu, a well-developed, fiber-rich city, as well as the growing neighbor islands  Operates as the ILEC for the State of Hawaii for nearly 150 years and is the largest full-service provider of communications services and products in the state  Hawaiian Telcom serves over over 87k FTTP subscribers across internet FTTP, video, and voice, bolstering penetration of 29% and market coverage of 48%  5  % Penetration  FTTP Subs  (000s)  5  29%  29%  28%  29%  53   61   71   87   Hawaii will be the ONLY fully fiberized state in the US when construction of the fiber network is complete (2027)  FTTP Internet Revenue  Note: Temporary decline in penetration as fiber build out re-accelerated; new doors need time to mature to look like other doors $ 29 $36 $43 $ 54 2020A 2021A 2022A 2023A FTTP Internet Revenue 181 207 252 306 2020A 2021A 2022A 2023A FTTP Homes Passed

 Large and Growing Market with Significant Macro Tailwinds  6  Generative AI expected to drive increased data usage by 3x over the next 4 years  Source: Ciena Corporation.   Note: ZB = zettabyte.  AI generation is next in line and XGSPon is the equipment that will support the network  Post Dot-Com Bubble Growth  Smart devices proliferate   Internet Monetization  New business models emerge  Cloud Economy  DCI Explodes   Digital Transformation  Pandemic accelerates digital charge  AI Generation  AI disrupts network architecture economics  2023  2023  2023  2024  2024  2024  2024  2025  20%  30%  50%  80%  94%  98%  100%  2G $79 BYOD  altafiber  2G Mass Offer  Gateway available  altafiber  Multi-Gig Mass Offer  Gateway available  Hawaii  0%  10%  10%  10%  40%  70%  90%  60%  Availability  With fallout

Proven Management Team with Deep Industry Expertise

altafiber Leadership



Leigh Fox
President & CEO
20+ years with altafiber



Josh Duckworth
Chief Financial Officer
10+ years with altafiber



Christi Cornette
Chief Culture Officer
20+ years with altafiber



Mary E. Talbott
Chief Legal Officer
1+ year with altafiber



Kevin Murray
Chief Information Officer
20+ years with altafiber



Ron Beerman
Chief Network Officer
30+ years with altafiber

Division Presidents



Jason Praeter
President, altafiber
15+ years with altafiber



Jeff Lackey
President, CBTS
5+ years with altafiber



Su Shin
President, Hawaiian Telcom
10+ years with Hawaiian Telcom



Greg Wheeler
President, Business Markets
20+ years with altafiber

7

 Key Credit Highlights

Key Credit Highlights

- A. Data-First Strategy with Limited Exposure to Secularly Declining Linear Video
- B. altafiber Offering is Competitive with Spectrum and has a Differentiated Brand and Offering
- C. Fiber Continues to Grow and Remains Resilient Amongst Fixed Wireless Growth in the U.S.
- D. Company has Substantially Increased FTTP Coverage and Penetration in Greater Cincinnati Over the Past 10 Years
- E. Fiber Investment Future-Proofs the Network & Creates a Significant Barrier to Entry
- F. Hawaii is Undergoing the Same Fiber Deployment as Cincinnati ~5 Years Ago
- G. Favorable Customer Demographics Across Markets
- H. Operating in Densely-Populated Duopoly Markets
- I. altafiber Has A Disciplined Approach to Market Expansion altafiber 9

A Data-First Strategy with Limited Exposure to Secularly Declining Linear Video altafiber delivers best-in-class 1 Gbps speed at more affordable rates than primary competitor Spectrum

High-Speed Data ("HSD") First Strategy

- Fiber-based network offering the best data product in the market capable of providing a symmetrical 1 Gbps broadband service
- Where altafiber builds Fiber it wins relative to existing copper and competing hybrid fiber-coaxial ("HFC") networks
- Highest overall quality of broadband service delivered with high return on investment opportunity to build from the node to the premise
- Continual focus on data away from video as trend continues towards more broadband-only homes

Customer Flexibility

- Video strategy gives customers choice and control over their content
  - Supportive of customer shift away from video
- Shift away from low margin legacy video impacted by perpetually rising content costs
- Gives customers full choice over video content while also increasing demand for premium internet offerings
- Traditional linear video accounts for 20% of E&C revenue

Culture Drives Best-in-Class Customer Service

- Best-in-class local customer service in Cincinnati
- Investment in customer touchpoint improvements in both Cincinnati and Hawaii
- Year-over-year improvements in repeat repair rates and decreased lag time
- Hawaii call center now enabled with universal agent lowering wait times and improving KPIs
- Improved depth of coverage for business relationship presales, shortening quote to cash altafiber 10

 altafiber Offering is Competitive with Spectrum and a Differentiated Brand and Offering  B     11  Superior Technology  More Aggressive Offers  Brand Differentiation  Speeds up to 2 Gig  Twice as fast as Spectrum  20x faster Upload speeds  Future-proof  Fioptics+ TV  eero Whole-Home Wi-Fi  800 Mbps+ TV $24.99 each  Fiber Internet Starting at $39.99  1 Gig as low as $59.99  2 Gig $79.99  First Month Free  3 Year Price Lock  Economic Impact  ESG Report  Social Impact  Digital Equity and Elevating Education  Community Testimonials and Social Influencers  Source: Company information

# Fiber Continues to Grow and Remains Resilient Amongst Fixed Wireless Growth in the U.S.


Share of Gross Adds by Technology
Q1 2019: 18 % 16 % 65 %
Q2 2019: 14 % 18 % 67 %
Q3 2019: 14 % 17 % 68 %
Q4 2019: 14 % 16 % 70 %
Q1 2020: 13 % 16 % 70 %
Q2 2020: 9 % 16 % 74 %
Q3 2020: 9 % 19 % 71 %
Q4 2020: 9 % 20 % 70 %
Q1 2021: 3 % 8 % 19 % 70 %
Q2 2021: 4 % 6 % 19 % 71 %
Q3 2021: 4 % 6 % 21 % 69 %
Q4 2021: 7 % 5 % 21 % 67 %
Q1 2022: 11 % 3 % 22 % 64 %
Q2 2022: 16 % 2 % 22 % 60 %
Q3 2022: 16 % 2 % 23 % 59 %
Q4 2022: 17 % 2 % 22 % 59 %
Q1 2023: 17 % 1 % 22 % 60 %
Q2 2023: 17 % 1 % 22 % 60 %
Q3 2023: 19 % 2 % 23 % 56 %
Q4 2023: 20 % 2 % 23 % 55 %
Cable
Fiber
DSL
FWB

Source: NewStreet Research

altafiber 12

D Company has Substantially Increased FTTP Coverage and Penetration in Greater Cincinnati Over the Past 10 Years

altafiber's FTTP Coverage Has Increased to 87% of Greater Cincinnati Over the Past 10 Years



87 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
Fioptics % Coverage
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
FTTP % Coverage

altafiber's Stable & Consistently Growing FTTP Penetration Evidences a Sticky & Strong Subscriber Base



(in thousands)
800
700
600
500
400
300
200
100
0
2013: 168 — 55 / 112
2014: 210 — 78 / 132
2015: 293 — 112 / 181
2016: 393 — 152 / 242
2017: 431 — 181 / 251
2018: 472 — 201 / 271
2019: 485 — 219 / 266
2020: 500 — 240 / 260
2021: 512 — 264 / 249
2022: 617 — 300 / 317
2023: 712 — 338 / 374
FTTP Subscribers
FTTP Units Passed Less FTTP Subscribers

Source: Company filings

altafiber 13

E Fiber Investment Future-Proofs the Network & Creates a Significant Barrier to Entry

($ in millions)

Significant fiber investment in Cincinnati makes it difficult for new potential entrants

Cincinnati Fioptics Capital Expenditures


Cumulative Capex
$ 125
$ 225
$ 306
$ 372
$ 480
$ 710
$ 926
$ 125
$ 16
$ 0
$55
$54
$ 100
$ 13
$ 0
$48
$39
$ 82
$ 11
$ 0
$45
$25
$ 65
$ 11
$ 0
$33
$22
$ 108
$ 3
$ 6
$43
$57
$ 230
$ 4
$ 14
$71
$141
$ 216
$ 11
$ 20
$87
$98
2017A
2018A
2019A
2020A
2021A
2022A
2023A
Construction
Installation
Consumer Fiber - Other
Pre-Construction

Cincinnati Fiber Buildout

- altafiber has invested over $900 million over the past 8 years on its Fioptics product suite in Greater Cincinnati
- CBB has built out its network at an attractive average "creation" multiple of 4.5x over the past 3 calendar years, implying run-rate returns on capital of ~25%
- Duopoly nature of Cincinnati market (altafiber and Spectrum) make it even less attractive for a third party to enter given high required capital spend

Source: Company filings
Note: "Other" capital expenditures are related to IT projects, cable and equipment maintenance and capacity additions, real estate upgrades and maintenance, plus other minor capital purchases.

altafiber 14

F Hawaii is Undergoing the Same Fiber Deployment as Cincinnati ~5 Years Ago

($ in millions)

altafiber has focused on consumer and enterprise fiber offerings, with increased coverage and FTTP internet subscriber growth offsetting legacy declines; 86K new internet subscribers have been added since the acquisition (deal closed on July 2, 2018)

altafiber's FTTP Coverage Has Increased to 48% of Hawaii since 2018



60 %
50 %
40 %
30 %
20 %
10 %
0%
Fioptics % Coverage
48 %
2018
2019
2020
2022
2023
FTTP % Coverage

altafiber's Stable & Consistently Growing FTTP Penetration Evidences a Sticky & Strong Subscriber Base



(in thousands)
400
350
300
250
200
150
100
50
0
165
123
42
171
124
47
181
128
53
207
146
61
252
182
71
306
219
87
2018
2019
2020
2021
2022
2023
FTTP Subscribers
FTTP Units Passed Less FTTP Subscribers

Note: Strategic includes SMB / Consumer Fiber and Enterprise Fiber.

altafiber 15

 Favorable Customer Demographics Across Markets  G     Source: FRED  1 As of 2023.   Location   Total Network Addresses1  Total Sellable Coverage1  2022 Population  2012 Population  2012-2022 CAGR  2022 Med. HH Income  2012 Med. HH Income  2012-2022 CAGR  Ohio  795k  617k  11.8M  11.5M  0.3%  67.5K  55.1K  2.1%  Hawaii  335k  252k  1.4M  1.3M  0.7%  91.0K  69.9K  2.7%  United States  1,171k  1,350k  333.5M  314.7M  0.6%  74.6K  72.1K  0.3%  Top Employers by Market  Cincinnati  Hawaii  Cincinnati Fiber Coverage  Hawaii Fiber Coverage  16  Core markets bolster above average household income relative to the national median  Market Overview  Hawaii Telcom Adjusted EBITDA  altafiber operates in relatively high-density markets in Cincinnati and Honolulu   Footprint incudes dense but attractive markets including the entire Cincinnati metro area as well as across the Hawaiian islands with a focus on O’ahu and the Honolulu metro area  The Ohio and Hawaii markets exceed the median national household income CAGR while population growth is roughly in line

H Operating in Densely-Populated Duopoly Markets

In Both Cincinnati and Hawaii altafiber competes against cable; only in Cincinnati does altafiber face actual fiber competition for commercial / wholesale segments

Fixed wireless is not an imminent threat as fiber remains robust

Competitive Landscape Overview

	Cincinnati	Hawaii
MSO	Spectrum	Spectrum
Fiber	Crown Castle; zayo; Level(3) Communications; windstream; XO A Verizon Company; CenturyLink	HT is the only fiber provider throughout Hawaii, although local companies have minor fiber routes covering fewer than 10 zip codes HDT Hawaii Dialogix Telecom; servpac Hawaii's Local Telecom
Takeaway	altafiber's strongest competitors are MSO's, namely Spectrum; there are also 6 commercial / enterprise fiber providers in the Cincinnati MSA	Spectrum has an extensive existing network throughout multiple islands and is altafiber's primary competitor in the region

Source: CMA and publicly available information

altafiber 17

altafiber Has A Disciplined Approach to Market Expansion I Gate 1 Step 02 Gate 2 Step 03 Gate 3 Gate 4 Gate 5 Internal planning resources Comsoftfees -$1 a door to plan Limited investment –internal resources and contracted data Mid-level investment begins by market –network, leasing, REO Engineering and permitting $60/door eng, JUR, etc. Continual Market Improvement Construction Costs High level Market Evaluation Install and operating costs Broad Market Screen Initial Model Validation FSA Selection Business Case Refinement Give Go to Construct Release Doors Stage 2 High Level FSA Planning Stage 1 Competitive analysis/ High level planning Stage 3 Detailed FSA Planning and Prep Stage 4 Engineering and Permitting Stage 5 Construct D

Markets Identified provide robust returns I 19 • Pursue subsidized opportunities –private / public partnerships / BEAD as well as ARPA •Rural edge-out and gap fill-in opportunities to be pursued with BEAD •Avoid scaled overbuilders Targeting leveraged IRR returns of 20%+ in markets identified 20242025202620272028Dayton16,500 71,000 44,000 8,000 - Columbus7,500 28,000 28,700 24,800 - South Central Ohio- 6,500 8,000 8,000 8,000 BEAD- - 2,500 2,500 2,500 Tri-State- - 3,500 6,000 5,000 Unidentified New Markets- 500 19,300 10,700 79,500 Total24,000 106,000 106,000 60,000 95,000 Subsidy Projects South Central Ohio New Markets Under Consideration Source: Company information

 Financial Overview

Historical Financials by Geography

($ in millions)

Revenue[1]



$ 1,015
0
346
670
2020A
$ 1,017
1
346
670
2021A
$ 1,043
11
345
687
2022A
$ 1,082
25
377
680
2023A

Adjusted EBITDA[2]



$ 355
96
273
(14)
2020A
$ 343
88
265
(10)
2021A
$ 319
70
270
(21)
2022A
$ 309
77
250
(18)
2023A
Cincinnati
Hawaii
Other

Key Commentary

Cincinnati

- Consumer revenue totaled $455m during 2023 – increasing at 5% CAGR since 2020 as growth in FTTP internet revenue offset copper declines
- Enterprise and Wholesale revenue has decreased 5% annually due to copper declines and the impact of ARPU pressure moving from copper to fiber
- Subsidy revenue totaled $4M, $9M and $16M in 2021, 2022 and 2023, respectively
- EBITDA decline primarily related to costs associated with accelerating fiber build and investments in expanding fiber network to adjacent markets; EBITDA changes also impacted by changes in subsidized revenue

Hawaii

- Revenue remained largely flat through 2022 as growth in FTTP revenue was offset by copper decline – increase in 2023 due to lower margin hardware sales
- EBITDA decline during 2021 and 2022 due to ramp costs associated with accelerated fiber build and inflationary cost increases subsequent to COVID-19 – growth in 2023 due to higher hardware sales and cost-out initiative

Other

- Revenue during 2023 was from Network – New Markets ($9M) and Agile ($17M)
- Corporate expenses totaled $16M during 2023

[1] Revenue is reported gross of intersegment revenue. [2] Adjusted EBITDA has not been restated to reflect adjustments that are required for discontinued operations reporting. Figure includes corporate.
Note: Excludes CBTS / OnX IT Services; Agile (acquired during 2022 for ~$60M) leases wireless infrastructure assets to third parties and provides connectivity through hybrid fiber wireless data networks; Financial results by geography do not tie to externally reported historical financial statements due to segment reporting that includes CBTS altafiber 21

Historical Financials by Geography (Cont'd)

($ in millions)

Capex


$ 198
83
115
0
$ 298
113
164
21
$ 485
170
287
28
$ 635
229
294
112
2020A
2021A
2022A
2023A

Adjusted EBITDA – CapEx


$ 157
158
13
(14)
$ 45
100
(25)
(31)
(100)
(18)
(48)
$(166)
(44)
(152)
(130)
$(325)
2020A
2021A
2022A
2023A
Cincinnati
Hawaii
Other

Key Commentary

- Cincinnati and Hawaii generated positive Unlevered Free Cash Flow during 2020 prior to accelerating the construction of the fiber network
- Fiber construction capital increased significantly in both Hawaii and Cincinnati post-close of the take-private transaction, accelerating the fiberization of the existing markets and mitigating the risk of fiber overbuilders (No current overbuilders in either market – none are expected to enter)
- Installation capital increased in both markets due to higher FTTP internet activations as more fiber doors were available and altafiber took market share from the competition (total internet subs are growing in both markets)
- Success-based business builds in both markets (primarily Hawaii) as well as network equipment upgrades to support XGSPon (which is capable of providing 10 gig of internet) starting in 2023
- Other capital during 2023 deployed as follows:
  - New Markets (primarily Dayton) – FTTP internet is available to 40K network addresses with penetration rates of 17%
  - Agile capital totaled $24M

Note: Financial results by geography do not tie to externally reported historical financial statements due to segment reporting that includes CBTS. The above results have not been adjusted to reflect accounting for discontinued operations.

altafiber 22

23 274 295 325 358 222 200 171 148 156 156 157 158 20 16 15 10 0 4 19 6 $ 670 $ 670 $ 687 $ 680 2020A2021A2022A2023AStrategicLegacyVideoOtherSubsidy 23 274 295 325 358 222 200 171 148 156 156 157 158 20 16 15 10 0 4 19 6 $ 670 $ 670 $ 687 $ 680 2020A2021A2022A2023AStrategicLegacyVideoOtherSubsidy Detailed Historical Revenue Breakdown Cincinnati | ($ in millions) Revenue Key Commentary ● Strategic (Fiber) revenue increased 9% annually since 2020 –strategic Consumer revenue increased 16% annually, while Enterprise and Wholesale strategic remained flat due to pricing pressure ●Legacy (Copper) revenue declined 13% annually –Consumer Legacy decreased by 19%, with Enterprise and Wholesale Legacy declining by 5% ●Video revenue flat as subscriber decreases were offset by ARPU increases ●Subsidy revenue primarily represents public / private partnership with three Northern Kentucky counites to deploy fiber to every address within the counties –majority of Northern Kentucky construction was completed during 2022 StrategicLegacyVideoOtherSubsidy Source: Company information

Revenue Key Commentary 3% CAGR 11% CAGR 85 93 102 115 184 174 160 147 38 36 36 34 29 33 36 64 10 9 8 13 0 0 4 3 $ 346 $ 346 $ 345 $ 377 2020A2021A2022A2023AStrategicLegacyVideoIT ServicesOtherSubsidy Strategic (Fiber) revenue increased 11% annually since 2020 –strategic Consumer revenue increased 19% annually, while Enterprise and Wholesale strategic increased 5% ●Legacy (Copper) revenue declined 7% annually –Consumer Legacy decreased by 10%, with Enterprise and Wholesale Legacy declining by 6% ●Video revenue flat as subscriber decreases were offset by ARPU increases ●IT Service revenue increased during 2023 as a result of strong lower margin hardware sales Detailed Historical Revenue Breakdown (Cont’d) Hawaii | ($ in millions)

 Appendix

26 Preliminary Adjusted EBITDA Reconciliation ($ in millions) 1. Other special items includes fees associated with monetizing Accounts Receivable, expenses and insurance proceeds associated with the Maui wildfires, separation costs related to the sale of CBTS and costs associated with project to upgrade the Companies financial systems. 2. CBTS Adjusted EBITDA has not been restated to reflect adjustments that are required for discontinued operations reporting. Note: Information provided with respect to the three months ended March 31, 2024 and 2023 is preliminary and is subject to ch ang e in connection with the Company's filing of its Form 10 - Q for the fiscal quarter ended March 31, 2024. Adjusted EBITDA is a non - GAAP financial measure used by the Company’s management when evaluating results of operations. Management believes Adjusted EBITDA provides a useful measure of operational performance. The Company defines Adjusted EBITDA as set forth in the table above. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies. Type:GsData;FilePath:\\firmwide.corp.gs.com\ibdroot\projects\IBD-NY\archaean2024\926462_1\4. Lender Presentations\1. Excel\Slides.xlsx;SheetName:EBITDA Recon Annual; FYFYFYFYQ1 2024Q1 20242020202120222023Continued Ops.Discontinued Ops. Net loss (GAAP)$(56)$(109)$(131)$(196)$(41)$7Plus: Income from discontinued operations- - - - (7) - Income tax benefit(26) (24) (35) (31) 34 2 Interest expense134 117 90 161 42 0 Loss on Extinguishment of Debt- 13 - - - - Other income, net(1) 19 (14) (18) (30) (1) Other Pen/OPEB plan expense14 2 (8) 1 (1) - Operating Income (loss) GAAP:$66$19$(97)$(83)$(3)$8Plus: Depreciation and amortization293 340 497 450 77 6 Restructuring and severance related charges17 2 2 14 0 - Transaction and integration costs35 56 12 3 0 7 Employee contract termination costs1 - 0 3 - - Transaction related employee retention agreements3 4 3 0 - - Stock-based compensation6 13 - - - - Other special items1- (3) 3 14 5 0 Adjusted EBITDA (Non-GAAP)$421$429$420$401$81$19Plus: CBTS Adjusted EBITDA (Non-GAAP)267 87 101 91 - 21 Business excluding CBTS Adjusted EBITDA (Non-GAAP)$355$343$319$309$81$(2) Estimated Estimated Less: 21 1 1 1 79 79 21 0

Management Estimated Q1 2024 Consolidated Financials1 ($ in millions) Consolidated Results LowHighLowHighRevenue$270$275$275$280Operating loss(5) - (35) (40) Loss from continuing operations before income taxes(15) (10) (80) (75) Loss from continuing operations(50) (45) (75) (70) Income from discontinued operations (net of tax)5 10 - 5 Net loss(45) (35) (70) (70) Operating Cash Flow$125$130$27$27Investing Cash Flow(160) (155) (146) (146) Financing Cash Flow35 40 123 123 31-Mar-2431-Mar-23 1. Information provided with respect to the three months ended March 31, 2024 and 2023 is preliminary and is subject to change in connection with the Company's filing of its Form 10-Q for the fiscal quarter ended March 31, 2024

 Management Estimated Q1 2024 Consolidated Key Metrics ($ in millions) | (metrics in 000s) 31-Mar-2431-Mar-23Key metricsCapital Expenditures$160$144Total Debt1,895 1,827 Cash4 7 Cincinnati / Adjacent MarketsUnits Passed FTTP800 735 Strategic Internet Subsribers342 296 Legacy Internet Subscribers34 58 Total Internet Subscribers376 354 Video Subscribers121 122 Voice Lines213 230 HawaiiUnits Passed FTTP354 284 Strategic Internet Subsribers91 75 Legacy Internet Subscribers28 35 Total Internet Subscribers119 110 Video Subscribers34 36 Voice Lines133 147 Note: Information provided with respect to the three months ended March 31, 2024 and 2023 is preliminary and is subject to change in connection with the Company's filing of its Form 10-Q for the fiscal quarter ended March 31, 2024